                                                                    EXHIBIT 99.1

[ELCOM INTERNATIONAL(TM) LOGO]

AT THE COMPANY:
Investor Relations
E-mail: invrel@elcom.com

FOR IMMEDIATE RELEASE

                       ELCOM INTERNATIONAL, INC. REPORTS
                             2004 OPERATING RESULTS

NORWOOD, MA, March 31, 2005 - Elcom International, Inc. (OTCBB: ELCO and AIM:
ELC and ELCS), today announced operating results for its year ended December 31, 2004.

                                             Financial Summary Table
                                     (in thousands, except per share amounts)

                                              YEAR ENDED DECEMBER 31,
                                              -----------------------
                                                2004         2003
                                                ----         ----
Net sales                                     $  3,807     $  3,028
Gross profit                                     3,347        2,742
Operating loss from continuing operations       (3,005)      (5,686)

Net loss from continuing operations             (3,272)      (5,410)

Net loss from discontinued operations               --          (41)
                                              --------     --------
Net loss                                      $ (3,272)    $ (5,451)
                                              ========     ========

Basic and diluted net loss per share data:
    Continuing operations                     $  (0.06)    $  (0.18)
    Discontinued operations                         --           --
                                              --------     --------
      Basic and diluted net loss per share    $  (0.06)    $  (0.18)
                                              ========     ========
Basic and diluted weighted average common
    shares outstanding                          52,504       30,902
                                              ========     ========

The above table, the following description and the condensed consolidated financial statements should be read in conjunction with the Risk Factors and other information contained in the Company's Forms 10-QSB for the periods ended March 31, June 30 and September 30, 2004 and 2003 Annual Report on Form 10-K, as amended, as well as the Company's annual report on Form 10-KSB, which it expects to file in early April, 2005.

                                    - MORE -

         10 OCEANA WAY - NORWOOD, MA 02062 --- VOICE (781) 501-4333 ---
                               FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS 2004 OPERATING RESULTS
PAGE 2

Net revenues for the year ended December 31, 2004 increased to $3,807,000 from $3,028,000 in the same period of 2003, an increase of $779,000, or 26%. The increase in revenues is primarily due to an increase in licenses and associated fees reflecting a final (non-recurring) license fee of $1.1 million related to the eProcurement Scotland program, earned by the Company in the first quarter of 2004.

Selling, general and administrative expenses ("SG&A") for the year ended December 31, 2004 were $6,032,000 compared to $8,273,000 in 2003, a decrease of $2,241,000, or 27%. Throughout 2002 and 2003, the Company implemented cost containment measures designed to better align its SG&A expenses with lower than anticipated revenues and has generally maintained this decreased level of expenses throughout 2004. The measures taken in 2003 included personnel reductions throughout most functional and corporate areas. In March 2004, the Company began hiring several staff in the U.K. and U.S. (support services) in order to service the expanding demand in the public sector market in the U.K. However, overall headcount has only increased by three, from 35 employees at the end of the 2003 to 38 employees (five (5) of whom are part-time), at the end of 2004 (the Company had 57 employees at the end of 2002). In addition to the decrease in personnel expenses, the decrease in SG&A from 2003 to 2004 also reflects a reduction in depreciation and amortization expense (various Company assets have been fully depreciated/amortized).

The Company reported an operating loss from continuing operations of $3,005,000 for the year ended December 31, 2004 compared to a loss of $5,686,000 reported in 2003, a decrease (improvement) of $2,681,000, or 47% in the reported loss. This smaller operating loss from continuing operations in 2004 compared to 2003 quarter was due to both the reduction in SG&A and the increase in net revenues.

As of December 31, 2004, the Company had $390,000 of cash, which the Company had anticipated would allow it to operate into the first quarter of 2005. The Company intends to raise additional funding sufficient to support its operations and is exploring the possibility of a common stock offering under its AIM (U.K.) listing. The Company required additional financing in the first quarter of 2005 in order to continue to operate. The Company has received bridge loans from the Chairman and CEO and Vice Chairman and Director. The bridge loans are intended to provide the Company with the necessary funds to operate while the Company continues fundraising discussions. Through March 31, 2005, the Company has received a total of $200,000 of such bridge loans, however the Company requires additional funds to operate until the anticipated common stock offering may occur. The Company is currently in discussions with several parties regarding the raising of additional capital, however there can be no assurance that the Company will receive any such funding or, if raised, on what terms or what the timing thereof may be. Without such funding the Company would likely be forced to curtail operations and seek protection under bankruptcy laws during April 2005.

The Company, which is (as previously announced) a member of the Consortium which is the sole preferred bidder for the U.K. Government's Zanzibar eProcurement tender in the U.K., believes that a general election will shortly be called in the U.K. Because of this, the earliest the Zanzibar agreement is anticipated to be signed is May 2, 2005. The Company believes the Zanzibar agreement, while delayed, will be signed; however, the date thereof remains uncertain. This further substantial delay has impaired the Company's fundraising opportunities. Because the Company had already expected the Zanzibar contract to have been awarded and announced (which would have enhanced fundraising activities), this additional delay has exacerbated the level of the Company's shortfall of operating cash. As a result, the Company will soon be unable to fund operations or other obligations.

                                    - MORE -

         10 OCEANA WAY - NORWOOD, MA 02062 --- VOICE (781) 501-4333 ---
                               FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS 2004 OPERATING RESULTS
PAGE 3

While the Company continues to explore several opportunities to raise additional funding, the Company has limited funds to operate and there can be no assurance that any new funding will be received, or on what terms. In addition, as previously disclosed, the Company believed that its liquidity sources would allow it to operate into the first quarter. Hence, if the Company is unable to secure funding to operate and pay its creditors by April 2005, it will be forced to seek protection under Federal bankruptcy laws and may not be able to operate as a going concern.

STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT

      Except for the historical information contained herein, the matters discussed in this press release may include forward-looking statements or information. All statements, other than statements of historical fact, including, without limitation, those with respect to the Company's objectives, plans and strategies set forth herein and those preceded by or that include the words "believes," "expects," "given," "targets," "intends," "anticipates," "plans," "projects", "forecasts" or similar expressions, are forward-looking statements. Although the Company believes that such forward-looking statements are reasonable, it can give no assurance that the Company's expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties which could cause the Company's future results to differ materially from those anticipated, including: (i) the Company's history of ongoing operating losses; (ii) the overall marketplace and clients' acceptance and usage of eCommerce software systems, including corporate demand therefor, the impact of competitive technologies, products and pricing, particularly given the substantially larger size and scale of certain competitors and potential competitors, control of expenses, revenue generation by the acquisition of new customers, the acceptance of the eProcurement Scotland program by public entities, and corporate demand for eProcurement and eMarketplace solutions;
(iii) the consequent results of operations given the aforementioned factors; and
(iv) the requirement for the Company to raise additional working capital to fund operations during April 2005 and the availability and terms of any such funding to the Company. Without any such funding, the Company will have no option but to seek protection under bankruptcy laws. Other risks are detailed from time to time in the Company's 2003 Annual Report on Form 10-K, as amended, its Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, June 30, and September 30, 2004, as well as the Company's annual report on Form 10-KSB, which it intends to file in early April, 2005, and in its other SEC reports and statements. The Company assumes no obligation to update any of the information contained or referenced in this press release.

                                    - MORE -

         10 OCEANA WAY - NORWOOD, MA 02062 --- VOICE (781) 501-4333 ---
                               FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS 2004 OPERATING RESULTS
PAGE 4

The financial data set forth below should be read in conjunction with the Consolidated Financial Statements and other disclosures contained in the Company's 2003 Annual Report on Form 10-K, as amended and Forms 10-QSB for the periods ended March 31, June 30, and September 30, 2004, as well as the Company's annual report on Form 10-KSB, which it expects to file in early April 2005.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                      2004          2003
                                                                      ----          ----
Net revenues:
  License and other fees                                           $    2,997    $    2,118
  Professional services                                                   810           910
                                                                   ----------    ----------
                                                                        3,807         3,028
Cost of sales                                                             460           286
                                                                   ----------    ----------
Gross profit                                                            3,347         2,742

Operating Expenses:
   Selling, general and administrative                                  6,032         8,273
   Research and development                                               320           155
   Asset impairment charges                                                --            --
                                                                   ----------    ----------
Total operating expenses                                                6,352         8,428
                                                                   ----------    ----------
Operating loss                                                         (3,005)       (5,686)
Interest expense                                                         (251)         (188)
Interest and other income (expense), net                                  (16)          (94)
                                                                   ----------    ----------
Income loss before income taxes                                        (3,272)       (5,968)
Income tax benefit                                                         --           558
                                                                   ----------    ----------

Loss from continuing operations                                        (3,272)       (5,410)

Discontinued operations, net of tax:
   Net loss from discontinued operations                                   --           (41)
                                                                   ----------    ----------

Net loss                                                               (3,272)       (5,451)
Comprehensive income, net of tax                                           33            62
                                                                   ----------    ----------

Comprehensive loss                                                 $   (3,239)   $   (5,389)
                                                                   ==========    ==========

Basic and diluted net loss per share data:
   Continuing operations                                           $    (0.06)   $    (0.18)
   Discontinued operations                                                 --            --
                                                                   ----------    ----------
     Basic and diluted net loss per share                          $    (0.06)   $    (0.18)
                                                                   ==========    ==========

Weighted average number of basic and diluted shares outstanding        52,504        30,902
                                                                   ==========    ==========

                                    - MORE -

         10 OCEANA WAY - NORWOOD, MA 02062 --- VOICE (781) 501-4333 ---
                               FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS 2004 OPERATING RESULTS
PAGE 5
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (UNAUDITED, IN THOUSANDS)

                                                   DECEMBER 31,  DECEMBER 31,
                                                   ------------  ------------
                                                       2004          2003
                                                   ------------  ------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                         $      390    $      515
  Accounts receivable, net                                 307         1,027
  Prepaids and other current assets                         53            43
                                                    ----------    ----------
 Total current assets                                      750         1,585
                                                    ----------    ----------
PROPERTY, EQUIPMENT AND SOFTWARE, NET                    1,019           783
OTHER ASSETS                                                10            15
NON-CURRENT ASSETS OF DISCONTINUED OPERATIONS               48            80
                                                    ----------    ----------
                                                    $    1,827    $    2,463
                                                    ==========    ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Loans payable                                     $       --    $    1,113
  Other current liabilities                              3,429         3,374
  Current liabilities of discontinued operations           303           444
                                                    ----------    ----------
      Total current liabilities                          3,732         4,931
                                                    ----------    ----------
Other long term liabilities                                573            --
Convertible debentures, net of discount                    362           254
                                                    ----------    ----------
      Total liabilities                                  4,667         5,185
                                                    ----------    ----------
TOTAL STOCKHOLDERS' DEFICIT                             (2,840)       (2,722)
                                                    ----------    ----------
                                                    $    1,827    $    2,463
                                                    ==========    ==========

                                        #

                                     - END -

         10 OCEANA WAY - NORWOOD, MA 02062 --- VOICE (781) 501-4333 ---
                               FAX (781) 762-1540